SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 21, 2003

[DIEBOLD LOGO]

DIEBOLD, INCORPORATED

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio	44720-8077

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Form 8-K
ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1
Exhibit 99.2

ITEM 5. OTHER EVENTS

     On July 21, 2003, Diebold, Incorporated issued a news release regarding a voting equipment order awarded by the State of Maryland and a news release on its sales and earnings expectations for the second quarter of 2003. These news releases are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No.	Exhibit Description

99.1	News Release of Diebold, Incorporated dated July 21, 2003 regarding a voting equipment order awarded by the State of Maryland.

99.2	News Release of Diebold, Incorporated dated July 21, 2003 regarding expected results for second quarter.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED

Date: July 21, 2003	By: /s/Gregory T. Geswein Gregory T. Geswein Senior Vice President and Chief Financial Officer (Principal Financial Officer)

DIEBOLD, INCORPORATED

FORM 8-K

INDEX TO EXHIBITS

EXHIBIT NO.

99.1	News Release of Diebold, Incorporated dated July 21, 2003 regarding a voting equipment order awarded by the State of Maryland.

99.2	News Release of Diebold, Incorporated dated July 21, 2003 regarding expected results for second quarter.

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